Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent events

On January 1, 2018, the Company, to comply with a series of regulatory requirements of on-line lending information intermediaries, discontinued the investor reserve fund. Investors investing in the investment programs are no longer required to set aside a certain percentage of their investment amount into the investor reserve fund.

In January 2018, Shanghai Shanghu was approved the Software Enterprise Status. Pending for further regulatory inspection, the Company will be entitled to enjoy full exemption from EIT for two years beginning with their first profitable year and a 50% reduction for the subsequent three years.

In February 2018, the Company entered into a cooperation agreement with China United SME Guarantee Corporation (“Sino Guarantee”) to re-arrange the quality assurance funds operation. In accordance with the agreement, Sino Guarantee will manage a newly launched quality assurance program, which provides protection for investors who invest in loans taken out by borrowers who contributed to this quality assurance fund. Such protection is limited to the funds available in the quality assurance fund.. Since the contribution rates to the quality assurance funds are determined based on the Company’s risk model and the Company is still entitled to the residual gains arising from the program, it is still considered to fall within the scope of ASC Topic 460, Guarantees.

In March 2018, the Board of Directors of the Company unanimously approved a share repurchase program up to USD60,000 within the following twelve months.